UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)  October 26, 2007
                                                      ------------------

                         CYCLE COUNTRY ACCESSORIES CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

         NEVADA                      001-31715             42-1523809
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(State or other jurisdiction      (Commission File         (IRS Employer
 of incorporation)                   Number)           Identification Number)


                      1701 38th Ave. West, Spencer, Iowa 51301
        ---------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code    (712) 262-4191

                                                      --------------





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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On October 26, 2007 the registrant agreed to sell to its founder, Mr. James Danbom, the regitrant's manufacturing plant located in Milford, Iowa. In return, the registrant will receive all of the common equity currently owned by Mr. Danbom and his wife, 1,470,730 shares. Mr. Danbom and Mrs. Danbom both currently serve on the registrant's Board of Directors. The value of the property was determined based upon an appraisal and discussions with two independent commercial realtors.



ITEM 8.01.  OTHER EVENTS.

On October 30, 2007, the registrant issued a press release titled "Cycle Country Accessories Retires 19.2% of Outstanding Stock". The text of this press release can be reviewed in its entirety under the attached
Exhibit 99.26.




ITEM 9.01 EXHIBITS


99.26     Press Release dated October 30, 2007


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CYCLE COUNTRY ACCESSORIES CORP.

                                     Date   October 30, 2007
                                     ------------------------------
                                     By: /s/ Randy J. Kempf
                                         --------------------------
                                             Randy J. Kempf
                                             Principal Executive Officer
                                             and President






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